EXHIBIT     DESCRIPTION

EX-99.a Amended and Restated Agreement and Declaration of Trust dated March 9, 1998 and amended March 1, 1999 is included herein.

EX-99.b Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit 2b of Post-Effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Municipal Trust, File No. 2-91229, filed March 26, 1998 and incorporated herein by reference).

EX-99.d1 Investor Class Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc. dated August 1, 1997 (filed as Exhibit 5 of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Registrant, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.d2 Advisor Class Investment Management Agreement between American Century Government Income Trust and American Century Investment Management, Inc., dated August 1, 1997 (filed as Exhibit 5(b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for American Century Target Maturities Trust, File No. 2-94608, filed August 29, 1997 and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated January 15, 1998 (filed as
            Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608 filed January 30, 1998 and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated June 1, 1998 (filed as Exhibit B6b to of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated December 1, 1998 (filed as Exhibit B6c to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Government Income Trust and Funds Distributor, Inc., dated January 29, 1999 (filed as Exhibit e4 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 28, 1998, and incorporated herein by reference).

EX-99.g Custodian Agreement between American Century Government Income Trust and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Government Income Trust and American Century Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed on July 31, 1997 and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as administrative Agent dated as of December 18, 1998, included herein.

EX-99.i     Opinion and consent of Counsel, included herein.

EX-99.j1 Consent of PricewaterhouseCoopers LLP, independent accountants, to be filed by amendment.

EX-99.j2 Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit 11 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of the Registrant, File No. 2-99222, filed July 31, 1997 and incorporated herein by reference).

EX-99.j3    Power of Attorney dated December 18, 1998, included herein.

EX-99.m1 Master Distribution and Shareholder Services Plan of American Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for American Century Target Maturities Trust, File No. 2-94608, filed August 29, 1997 and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Government Income Trust (Advisor Class) dated June 29, 1998 (filed as Exhibit 15b to Post-Effective Amendment No. 23 of the Registration Statement on Form N-1A of American Century Quantitiative Equity Funds, File No. 33-19589, filed on June 29, 1998 and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as Exhibit 15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for American Century Target Maturities Trust, File No. 2-94608, filed August 29, 1997 and incorporated herein by reference).

EX-99.o2 Amendment to Multiple Class Plan of American Century California Tax-Free and Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as an Exhibit to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998 and incorporated herein by reference).

EX-27.5.1   Financial Data Schedule for GNMA Fund.

EX-27.5.2   Financial Data Schedule for Intermediate-Term Treasury Fund.

EX-27.4.3   Financial Data Schedule for Government Agency Money Market Fund.

EX-27.5.4   Financial Data Schedule for Short-Term Government Fund.

EX-27.5.5   Financial Data Schedule for Short-Term Treasury Fund.

EX-27.5.6   Financial Data Schedule for Long-Term Treasury Fund.

EX-27.5.7   Financial Data Schedule for Inflation-Adjusted Treasury Fund.

EX-27.4.8   Financial Data Schedule for Capital Preservation Fund.